AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 27, 2001


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 of the Securities Exchange Act of 1934

                                 April 27, 2001
                Date of Report (Date of earliest event reported)

                             FORTUNE FINANCIAL, INC.
             (Exact Name of registrant as Specified in its Charter)

Florida                              000-6764                  59-1218935
(State or other jurisdiction       (Commission              (IRS Employer
 of incorporation)                  File Number)             Identification No.)

                            10475-103 Fortune Parkway
                           Jacksonville, Florida 32256
                    (Address of principal executive offices)

                                 (904) 363-6339
               Registrant's telephone number, including area code

                           Mobile America Corporation
          (Former name or former address, if changed since last report)

================================================================================

                              Item 5. Other Events

     Fortune Financial, Inc. ("Fortune") received a Nasdaq Staff Determination on April 19, 2001 indicating that Fortune failed to comply with the filing requirements for continued listing set forth in Marketplace Rule 4310(c)(14) and that its securities are, therefore, subject to delisting from the Nasdaq National Market. Fortune's independent auditors have completed their audit of Fortune's financial statements for the year ended December 31, 2000 and are in the process of finalizing their audit opinion. Fortune has requested a hearing before a Nasdaq Listing Qualifications Panel to review the Staff Determination. A copy of the press release announcing these matters is attached hereto as
Exhibit 99.1 and incorporated herein by reference.










                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FORTUNE FINANCIAL, INC.


Date:  April 27, 2001              By: /s/  MARK P. BROCKELMAN
                                       -----------------------------------------
                                        Mark P. Brockelman
                                        Vice President & Chief Financial Officer

                                  Exhibit Index
                                  -------------
Exhibit                     Description
-------                     -----------
99.1                        Press Release on Late Filing of Form 10-K and Notice
                            of Nasdaq Staff Determination of Delinquency

Exhibit 99.1
------------
                                                                  April 26, 2001
For Release:

FORTUNE FINANCIAL LATE IN FILING FORM 10-K

Fortune Financial, Inc. (NASDAQ - FORU) received a Nasdaq Staff Determination on April 19, 2001 indicating that Fortune's failure to timely file its Form 10-K for the year ended December 31, 2000 with the Securities and Exchange Commission amounts to failure to comply with a requirement under Marketplace Rule 4310(c)(14) for continued listing of its securities on the Nasdaq National Market. Fortune has requested a hearing before a Nasdaq Listing Qualifications Panel to appeal the Staff Determination that Fortune is subject to delisting.

Fortune's independent auditors have completed their audit of Fortune's financial statements for the year ended December 31, 2000 and are in the process of finalizing their audit opinion. Fortune is working together with its independent auditors to complete the Form 10-K. Fortune expects to file its Form 10-K with the Securities and Exchange Commission not later than May 16, 2001.

Fortune Financial, Inc. is an insurance holding company headquartered in Jacksonville, Florida. The company underwrites property and casualty insurance, primarily through its wholly-owned subsidiary, Fortune Insurance Company. Fortune Insurance is one of Florida's top providers of personal nonstandard automobile insurance products written through independent specialty agents.

For further information, please contact:             Mark Brockelman
                                                     Vice President and CFO
                                                     Fortune Financial, Inc.
                                                     10475-103 Fortune Parkway
                                                     Jacksonville, FL 32256
                                 Telephone:          904-363-6339, ext. 2319
                                    E-mail:          Mbrockelman@maig.com
                                                     --------------------
Forward-Looking Statements
--------------------------

Statements made in this informational release are forward-looking within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements describe turnarounds in performance, business expansion opportunities and expectations of future profit results, and involve risks and uncertainties which may cause actual results to differ materially from those, set forth. Investors and prospective investors are referred to the Company's Form 10-Q for the quarter ended September 30, 2000 and its most recently filed Form 10-K for the year ended December 31, 1999 for a more detailed discussion of the factors that could cause actual results to differ. The Company disclaims any intent or obligation to update publicly these forward-looking statements, whether as a result of new information, future events or otherwise.